                             THE RYLAND GROUP, INC.

                         EXECUTIVE AND DIRECTOR DEFERRED

                                COMPENSATION PLAN

             Amendment and Restatement Effective as of March 1, 1998

                             THE RYLAND GROUP, INC.

                EXECUTIVE AND DIRECTOR DEFERRED COMPENSATION PLAN

             Amendment and Restatement Effective as of March 1, 1998

                                TABLE OF CONTENTS

                                    ARTICLE 1
                                    ---------

                                   DEFINITIONS
                                   -----------

1.1   ACCOUNT.....................................................1
      -------
1.2   BENEFICIARY.................................................1
      -----------
1.3   CODE........................................................1
      ----
1.4   COMPENSATION................................................1
      ------------
1.5   COMPENSATION DEFERRAL ACCOUNT...............................2
      -----------------------------
1.6   COMPENSATION DEFERRALS......................................2
      ----------------------
1.7   DESIGNATION DATE............................................2
      ----------------
1.8   EFFECTIVE DATE..............................................2
      --------------
1.9   ELIGIBLE INDIVIDUAL.........................................2
      -------------------
1.10  EMPLOYER....................................................2
      --------
1.11  EMPLOYER CONTRIBUTION CREDIT ACCOUNT........................2
      ------------------------------------
1.12  EMPLOYER CONTRIBUTION CREDITS...............................2
      -----------------------------
1.13  ENTRY DATE..................................................2
      ----------
1.14  PARTICIPANT.................................................2
      -----------
1.15  PARTICIPANT ENROLLMENT AND ELECTION FORM....................3
      ----------------------------------------
1.16  PLAN........................................................3
      ----
1.17  PLAN YEAR...................................................3
      ---------
1.18  TRUST.......................................................3
      -----
1.19  TRUSTEE.....................................................3
      -------
1.20  VALUATION DATE..............................................3
      --------------

                                    ARTICLE 2
                                    ---------

                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

2.1   REQUIREMENTS................................................3
      ------------
2.2   RE-EMPLOYMENT, ETC..........................................3
      ------------------
2.3   CHANGE OF EMPLOYMENT CATEGORY...............................3
      -----------------------------

                                       i

                                    ARTICLE 3
                                    ---------

                           CONTRIBUTIONS AND CREDITS
                           -------------------------

3.1   EMPLOYER CONTRIBUTION CREDITS...............................4
      -----------------------------
3.2   PARTICIPANT COMPENSATION DEFERRALS..........................5
      ----------------------------------
3.3   CONTRIBUTIONS TO THE TRUST..................................6
      --------------------------

                                    ARTICLE 4
                                    ---------

                               ALLOCATION OF FUNDS
                               -------------------

4.1   ALLOCATION OF DEEMED EARNINGS OR LOSSES ON ACCOUNTS.........7
      ---------------------------------------------------
4.2   ACCOUNTING FOR DISTRIBUTIONS................................7
      ----------------------------
4.3   SEPARATE ACCOUNTS...........................................7
      -----------------
4.4   INTERIM VALUATIONS..........................................7
      ------------------
4.5   DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS................8
      --------------------------------------------
4.6   EXPENSES....................................................8
      --------
4.7   TAXES.......................................................9
      -----

                                    ARTICLE 5
                                    ---------

                            ENTITLEMENT TO BENEFITS
                            -----------------------

5.1   FIXED PAYMENT DATES; TERMINATION OF EMPLOYMENT..............9
      ----------------------------------------------
5.2   HARDSHIP DISTRIBUTIONS......................................9
      -----------------------
5.3   APPLICATION TO TRUSTEE.....................................10
      -----------------------
5.4   RE-EMPLOYMENT OF RECIPIENT, ETC............................10
      --------------------------------

                                    ARTICLE 6
                                    ---------

                            DISTRIBUTION OF BENEFITS
                            ------------------------

6.1   AMOUNT.....................................................10
      ------
6.2   METHOD OF PAYMENT..........................................10
      -----------------
6.3   DEATH BENEFITS.............................................11
      --------------
6.4   WITHHOLDING................................................11
      -----------

                                       ii

                                    ARTICLE 7
                                    ---------

                         BENEFICIARIES; PARTICIPANT DATA
                         -------------------------------

7.1   DESIGNATION OF BENEFICIARIES...............................11
      ----------------------------
7.2   INFORMATION TO BE FURNISHED BY PARTICIPANTS
      -------------------------------------------
      AND BENEFICIARIES; INABILITY TO LOCATE
      --------------------------------------
      PARTICIPANTS OR BENEFICIARIES..............................12
      -----------------------------

                                    ARTICLE 8
                                    ---------

                                 ADMINISTRATION
                                 --------------

8.1   ADMINISTRATIVE AUTHORITY...................................12
      ------------------------
8.2   UNIFORMITY OF DISCRETIONARY ACTS...........................13
      --------------------------------
8.3   LITIGATION.................................................13
      ----------
8.4   CLAIMS PROCEDURE...........................................13
      ----------------

                                    ARTICLE 9
                                    ---------

                                    AMENDMENT
                                    ---------

9.1   RIGHT TO AMEND.............................................15
      --------------
9.2   AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN.......15
      ----------------------------------------------------

                                   ARTICLE 10
                                   ----------

                                  TERMINATION
                                  -----------

10.1  EMPLOYER'S RIGHT TO TERMINATE OR SUSPEND PLAN..............15
      ---------------------------------------------
10.2  AUTOMATIC TERMINATION OF PLAN..............................15
      -----------------------------
10.3  SUSPENSION OF DEFERRALS....................................15
      -----------------------
10.4  ALLOCATION AND DISTRIBUTION................................15
      ---------------------------
10.5  SUCCESSOR TO EMPLOYER......................................16
      ---------------------

                                   ARTICLE 11
                                   ----------

                                   THE TRUST
                                   ---------

11.1  ESTABLISHMENT OF TRUST.....................................16
      -----------------------

                                      iii

                                   ARTICLE 12
                                   ----------

                                 MISCELLANEOUS
                                 -------------

12.1  LIMITATIONS ON LIABILITY OF EMPLOYER.......................16
      ------------------------------------
12.2  CONSTRUCTION...............................................16
      ------------
12.3  SPENDTHRIFT PROVISION......................................17
      ---------------------

                                       iv

                             THE RYLAND GROUP, INC.

                EXECUTIVE AND DIRECTOR DEFERRED COMPENSATION PLAN

             Amendment and Restatement Effective as of March 1, 1998

                                    RECITALS
                                    --------

     This  Amendment and  Restatement  of The Ryland Group,  Inc.  Executive and
Director  Deferred  Compensation  Plan (the  "Plan"),  is  adopted by The Ryland
Group,  Inc.  (the  "Employer"),  effective  as of  March 1,  1998.  The Plan is maintained for the benefit of certain of the Employer's  executive employees and
Directors.  When  originally  adopted on March 1, 1997, the Plan  constituted an amendment  and  restatement  of each of the following  plans,  all of which were merged into this Plan:  The Ryland Group,  Inc.  Deferred  Compensation  Savings
Plan; The Ryland Group,  Inc. Salary  Deferral Plan; and The Ryland Group,  Inc.
Unfunded Deferred Director Fee Plan.

      The purpose of the Plan is to offer  participants  an opportunity to elect to defer the receipt of compensation in order to provide  deferred  compensation benefits  taxable  pursuant to section 451 of the Internal Revenue Code of 1986, as amended (the "Code"), and to provide a deferred compensation vehicle to which the Employer may credit certain amounts on behalf of  participants.  The Plan is intended to be a "top-hat" plan under sections  201(2),  301(a)(3) and 401(a)(1)
of the Employee Retirement Income Security Act of 1974 ("ERISA").

      The purpose of this Amendment and Restatement of the Plan is to reflect in the Plan  certain  amendments  to the Plan  adopted  since the  Plan's  original effective date.

      Accordingly,  the  following  Amendment  and  Restatement  of the  Plan is adopted.

                                    ARTICLE 1
                                    ---------

                                   DEFINITIONS
                                   -----------

      1.1 ACCOUNT means the balance credited to a Participant's or Beneficiary's
Plan account, including contribution credits and deemed income, gains and losses credited thereto.  A Participant's or Beneficiary's  Account shall be determined as of the date of reference.

      1.2  BENEFICIARY  means any person or person so  designated  in accordance with the provisions of Article 7.

      1.3 CODE  means  the  Internal  Revenue  Code of 1986 and the  regulations thereunder, as amended from time to time.

                                       1

      1.4 COMPENSATION means the total current cash and, in the case of a member of the Board of  Directors,  Stock  Unit Plan  remuneration  and  retainer  fees payable in common  stock of the  Employer  paid by the  Employer  to an Eligible
Individual with respect to his or her service for the Employer.

      1.5  COMPENSATION DEFERRAL ACCOUNT is defined in Section 3.2.

      1.6  COMPENSATION DEFERRALS is defined in Section 3.2.

      1.7 DESIGNATION  DATE means the date or dates as of which a designation of deemed  investment  directions by an individual  pursuant to Section 4.5, or any change in a prior designation of deemed  investment  directions by an individual pursuant to Section 4.5, shall become  effective.  The Designation  Dates in any
Plan Year shall be designated by the Employer.

      1.8 EFFECTIVE  DATE means the general  effective  date of the Plan,  which shall be March 1, 1997.

      1.9 ELIGIBLE  INDIVIDUAL  means, for any Plan Year (or applicable  portion thereof), a person who is determined by the Employer,  or its designee,  to be a member of a select group of  management or highly  compensated  employees of the
Employer or a member of the Employer's  Board of Directors and who is designated by the Employer,  or its designee,  to be an Eligible Individual under the Plan.
By  each  December  31,  the  Employer,  or its  designee,  shall  notify  those individuals, if any, who will be Eligible Individuals for the next Plan Year. If the Employer,  or its designee,  determines that an individual  first becomes an
Eligible  Individual  during a Plan Year, the Employer,  or its designee,  shall notify such individual of its determination and of the date during the Plan Year on which the individual shall first become an Eligible Individual.

      1.10 EMPLOYER   means  The  Ryland   Group,   Inc.   and  its
successors and assigns unless  otherwise  herein  provided,  or any
other  corporation  or  business   organization   which,  with  the
consent of The Ryland Group,  Inc.,  or its  successors or assigns,
assumes  the  Employer's  obligations   hereunder,   or  any  other
corporation  or  business   organization  which  agrees,  with  the
consent of The Ryland Group, Inc., to become a party to the Plan.

      1.11 EMPLOYER  CONTRIBUTION CREDIT ACCOUNT is defined in Section 3.1.

      1.12 EMPLOYER CONTRIBUTION CREDITS is defined in Section 3.1.

      1.13 ENTRY DATE with respect to an  individual  means the first day of the pay period  following the date on which the individual first becomes an Eligible
Individual.

      1.14  PARTICIPANT  means any person so designated  in accordance  with the provisions of Article 2, including,  where appropriate  according to the context of the Plan, any former  employee or former member of the Board of Directors who is or may become  (or whose  Beneficiaries  may  become)  eligible  to receive a benefit under the Plan.

                                       2

      1.15  PARTICIPANT  ENROLLMENT AND ELECTION FORM means the form or forms on which a Participant elects to defer  Compensation  hereunder and/or on which the
Participant makes certain other designations as required thereon.

      1.16 PLAN means this The Ryland  Group,  Inc.  Executive  and
Director  Deferred  Compensation  Plan, an  amendment,  restatement and consolidation of The Ryland Group,  Inc. Deferred  Compensation
Savings Plan,  The Ryland Group,  Inc.  Salary  Deferral  Plan, and
The Ryland  Group,  Inc.  Unfunded  Deferred  Director Fee Plan, as
amended from time to time.

      1.17 PLAN YEAR means the twelve (12) month  period  ending on the December
31 of each year during which the Plan is in effect.

      1.18 TRUST  means the Trust  established  pursuant to Article 11.

      1.19 TRUSTEE  means  the  trustee  of the  Trust  established pursuant to Article 11.

      1.20  VALUATION  DATE  means  the last day of each Plan Year and any other date that the Employer, in its sole discretion, designates as a Valuation Date.

                                    ARTICLE 2
                                    ---------

                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

      2.1 REQUIREMENTS. Every Eligible Individual on the Effective Date shall be eligible to become or continue as a  Participant  on the Effective  Date.  Every other Eligible Individual shall be eligible to become a Participant on the first
Entry Date occurring on or after the date on which he or she becomes an Eligible
Individual.  No individual shall become a Participant,  however, if he or she is not an Eligible Individual on the date his or her participation is to begin.

           Participation in the Participant Compensation Deferral feature of the
Plan is  voluntary.  In order to  participate  in the  Participant  Compensation
Deferral feature of the Plan, an otherwise Eligible Individual must make written application in such manner as may be required by Section 3.2 and by the Employer and must agree to make Compensation Deferrals as provided in Article 3.

      2.2  RE-EMPLOYMENT,  ETC. If a  Participant  whose  employment or Director status  with the  Employer  is  terminated  is  subsequently  re-employed  by or subsequently  becomes a  Director  of the  Employer,  he or she  shall  become a
Participant in accordance with the provisions of Section 2.1.

     2.3 CHANGE OF EMPLOYMENT CATEGORY. During any period in which a Participant remains in the employ of the Employer,  but ceases to be an Eligible Individual, he or she shall not be eligible to make Compensation Deferrals hereunder.

                                       3

                                    ARTICLE 3
                                    ---------

                            CONTRIBUTIONS AND CREDITS
                            -------------------------

      3.1  EMPLOYER  CONTRIBUTION  CREDITS.   There  shall  be  established  and
maintained a separate Employer  Contribution  Credit Account in the name of each
Participant  who is an employee of the Employer.  Such Account shall be credited or debited, as applicable, with (a) amounts equal to the Employer's Contribution
Credits credited to that Account, if any; (b) any deemed earnings and losses (to the extent realized, based upon deemed fair market value of the Account's deemed assets) allocated to that Account; and (c) expenses and/or taxes charged to that
Account.

           The Employer's Contribution Credits attributable to a Participant who is an employee of the Employer shall consist of the following:

      (i)  matching  contribution  amounts for each pay period (but  contributed
           with  a  frequency   determined  by  the   Employer)   equal  to  the
           Participant's  Participant Compensation Deferral amounts for that pay
           period,   provided   however   that  the  total   Employer   matching
           contribution  amounts under the Employer's  401(k) plan and this Plan for  any  pay  period  shall  not  exceed  six  percent  (6%)  of the
           Participant's Compensation from the Employer for that pay period; and

      (ii) for  a  particular  year,  any  discretionary  Employer  contribution amounts that the Employer  wishes to  contribute,  but is  prohibited under applicable law from  contributing,  as  discretionary  Employer contribution amounts, under the Employer's 401(k) plan.

           Notwithstanding the foregoing, any matching contributions credited to a  Participant's  Account  with respect to any pay period in excess of the limit provided in paragraph  (i) above,  as  determined by the Employer in good faith, shall be returned to the Employer

           With  respect  to  service  credited  prior to  January  1,  1998,  a
Participant  shall  become  vested in amounts  credited  to his or her  Employer
Contribution Account pursuant to the following vesting schedule:

           Years of Service                    Vested Percentage
           ----------------                    -----------------

           Less than 2                                   0%
           2                                             25%
           3                                             50%
           4                                             75%
           5                                             100%

                                       4

           With  respect  to service  credited  on or after  January 1, 1998,  a
Participant  shall  become  vested in amounts  credited  to his or her  Employer
Contribution Credit Account pursuant to the following vesting schedule:

           Years of Service               Vested Percentage
           ----------------               -----------------

           Less than 1                            0%
           1                                      20%
           2                                      40%
           3                                      60%
           4                                      80%
           5                                      100%

      For purposes of the foregoing,  each Participant will be credited with one
Year of Service for each twelve (12) month  period of his  employment  with,  or service as a member of the Board of Directors of, the Employer.

      Notwithstanding  the  foregoing,  a  Participant  will become  immediately vested in amounts credited to his or her Employer  Contribution Account upon his or her death,  his or her total and permanent  disability  (as determined by the
Employer, in its discretion), his or her retirement from service to the Employer on or after age sixty-five  (65), or a "Change in Control" of the Employer.  For this purpose, a Change in Control shall occur upon any of the following:

      (i)  the  acquisition  by any  person,  other  than  the  Employer  or any employee benefit plan(s) of the Employer,  of beneficial ownership of twenty  percent  (20%) or more of the  combined  voting  power of the
           Employer's then outstanding voting securities;

      (ii) the first purchase under a tender offer or exchange offer, other than an offer by the  Employer  or any  employee  benefit  plan(s)  of the
           Employer,  pursuant to which  shares of common  stock of the Employer have been purchased;

      (iii)during any period of two (2) consecutive  years,  individuals who, at the beginning of such period constitute the Board of Directors of the
           Employer  cease for any  reason  to  constitute  at least a  majority thereof,  unless the election or the  nomination  for the election by stockholders  of the  Employer of each new Director was approved by a vote of at least  two-thirds  (2/3rds) of the Directors then still in office who were Directors at the beginning of the period; or

      (iv) approval by stockholders of the Employer of a merger,  consolidation, liquidation  or  dissolution  of the Employer,  or the sale of all or substantially all of the assets of the Employer.

                                       5

      3.2  PARTICIPANT   COMPENSATION   DEFERRALS.   In  accordance  with  rules
established by the Employer, a Participant may elect to defer Compensation which is not yet payable and which would otherwise be paid to the Participant. Amounts so  deferred  will  be  considered  a  Participant's  "Compensation  Deferrals".
Ordinarily,  a Participant  shall make such an election with respect to a coming twelve (12) month Plan Year during the period  beginning  on the  December 1 and ending on the  December 31 of the prior Plan Year,  or during such other  period established by the Employer.

           Compensation  Deferrals  shall be made  through  regular  payroll  or retainer/meeting fee deductions and/or through an election by the Participant to defer a bonus payment not yet payable to him or her at the time of the election.
The Participant may reduce his or her regular  payroll or  retainer/meeting  fee deduction  Compensation  Deferral  amount  for a  particular  year as of, and by written notice delivered to the Employer at least thirty (30) days prior to, the beginning  of any  regular  payroll  period,  with such  reduction  being  first effective for  Compensation to be earned in that payroll period.  In the case of bonus payment  deferrals,  the  Participant  may reduce his or her bonus payment deferral  percentage  for a particular  year by giving notice to the Employer of the reduced bonus  payment  Compensation  Deferral  amount prior to the date the applicable bonus is first due to be paid.

           Once   made,   a   Compensation    Deferral    regular   payroll   or
retainer/meeting  fee deduction  election shall continue in force  indefinitely, until  reduced  by  the  Participant  as  aforesaid  or  until  changed  by  the
Participant  for a  coming  year  on a  subsequent  Participant  Enrollment  and
Election Form provided by the Employer. A bonus payment reduction election, or a reduction  thereof  pursuant to the foregoing,  shall continue in force only for the Plan Year for which the election is first effective.

           Compensation Deferrals shall be deducted by the Employer from the pay of a deferring  Participant.  There shall be  established  and maintained by the
Employer  a  separate   Compensation  Deferral  Account  in  the  name  of  each
Participant  to which shall be credited  or  debited:  (a) amounts  equal to the
Participant's  Compensation Deferrals;  (b) amounts equal to any deemed earnings or losses (to the extent  realized,  based upon deemed fair market  value of the
Account's  deemed assets)  attributable or allocable  thereto;  and (c) expenses and/or taxes charged to that Account.

           A Participant  shall at all times be 100% vested in amounts  credited to his or her Participant Compensation Deferral Account.

      3.3  CONTRIBUTIONS  TO THE  TRUST.  Amounts  shall be  contributed  by the
Employer  to the  Trust  maintained  under  Section  11.1  equal to the  amounts required to be credited to the Participant's Account under Sections 3.1 and 3.2.
The Employer  shall make a good faith effort to contribute  these amounts to the
Trust as soon as is  practicable  after such  amounts are  determined.  Employer contributions to the Trust shall be made in cash, Stock Unit Plan credits, or in common stock of the Employer.

                                       6

                                    ARTICLE 4
                                    ---------

                               ALLOCATION OF FUNDS
                               -------------------

      4.1  ALLOCATION  OF DEEMED  EARNINGS  OR LOSSES ON  ACCOUNTS.  Subject  to
Section 4.5, each Participant  shall have the right to direct the Employer as to how amounts in his or her Plan Account  shall be deemed to be invested.  Subject to such  limitations as may from time to time be required by law, imposed by the
Employer or the Trustee or contained  elsewhere in the Plan, and subject to such operating  rules  and  procedures  as may be  imposed  from  time to time by the
Employer,  prior to the date on which a  direction  will become  effective,  the
Participant shall have the right to direct the Employer as to how amounts in his or her Account shall be deemed to be invested.

           The  Employer   shall  direct  the  Trustee  to  invest  the  account
maintained  in the Trust on behalf of the  Participant  pursuant  to the  deemed investment  directions the Employer  properly has received from the Participant.
The  value of the  Participant's  Account  shall  be  equal to the  value of the account  maintained  under the Trust on  behalf of the  Participant.  As of each valuation  date of the Trust,  the  Participant's  Account  will be  credited or debited to reflect the Participant's deemed investments of the Trust.

           The  Participant's  Plan Account will be credited or debited with the increase or decrease in the realizable net asset value or credited interest,  as applicable,  of the  designated  deemed  investments,  as  follows.  As of  each
Valuation  Date,  an amount equal to the net increase or decrease in  realizable net asset  value or credited  interest,  as  applicable  (as  determined  by the
Employer or the Trustee, as applicable), of each deemed investment option within the Account  since the  preceding  Valuation  Date shall be allocated  among all
Participants'  Accounts  deemed  to be  invested  in that  investment  option in accordance  with the ratio which the portion of the Account of each  Participant which is deemed to be invested  within that  investment  option,  determined  as provided  herein,  bears to the  aggregate of all amounts  deemed to be invested within that investment option.

      4.2  ACCOUNTING  FOR  DISTRIBUTIONS.  As of the  date of any  distribution hereunder,  the  distribution  made  hereunder to the  Participant or his or her
Beneficiary or  Beneficiaries  shall be charged to such  Participant's  Account.
Such amounts shall be charged on a pro rata basis against the investments of the
Trust in which the Participant's Account is deemed to be invested.

      4.3  SEPARATE  ACCOUNTS.  A  separate  account  under  the  Plan  shall be established and maintained hereunder to reflect the Account for each Participant with  sub-accounts to show separately the applicable  deemed  investments of the
Account.

                                       7

      4.4 INTERIM VALUATIONS. If it is determined by the Employer that the value of a Participant's  Account as of any date on which distributions are to be made differs  materially  from the value of the  Participant's  Account  on the prior
Valuation Date upon which the distribution is to be based, the Employer,  in its discretion,  shall  have the right to  designate  any date in the  interim  as a
Valuation  Date for the purpose of revaluing the  Participant's  Account so that the Account will, prior to the distribution,  reflect its share of such material difference in value.

      4.5  DEEMED  INVESTMENT  DIRECTIONS  OF  PARTICIPANTS.   Subject  to  such
limitations as may from time to time be required by law, imposed by the Employer or the Trustee or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed from time to time by the Employer,  prior to and effective for each Designation  Date, each Participant may communicate to the Employer a direction as to how his or her Plan Accounts  should be deemed to be invested among such categories of deemed investments as may be made available by the Employer hereunder. Such direction shall designate the percentage (in any whole percent multiples) of the Participant's Plan Account which is requested to
be  deemed  to  be  invested   in  such   categories   of  deemed   investments.
Notwithstanding any contrary provision of the Plan,  Participants shall not have the right to direct the deemed investment of deferrals of director retainer fees that otherwise would have been payable in common stock of the Employer.  Rather, deferrals of director  retainer fees that  otherwise  would have been payable in common  stock of the  Employer  shall at all times be deemed to be  invested  in common stock of the Employer.

           An election  concerning  deemed  investment  choices  shall  continue indefinitely  until  changed by the  Participant  in a manner  specified  by the
Employer.  If the  Employer  receives  an initial or revised  deemed  investment
direction   which  it  deems  to  be  incomplete,   unclear  or  improper,   the
Participant's investment direction then in effect shall remain in effect (or, in the  case  of a  deficiency  in an  initial  deemed  investment  direction,  the
Participant shall be deemed to have filed no deemed investment  direction) until the next  Designation  Date,  unless the Employer  provides for, and permits the application of, corrective action prior thereto.

           If the Employer possesses (or is deemed to possess as provided above)
at any  time  directions  as to the  deemed  investment  of less  than  all of a
Participant's Account, the Participant shall be deemed to have directed that the undesignated  portion of the Account be deemed to be invested in a money market, fixed  income,  stable  value or similar fund made  available  under the Plan as determined by the Employer in its discretion.

           Each   Participant   hereunder,   as  a  condition   to  his  or  her
participation hereunder,  agrees to indemnify and hold harmless the Employer and its agents and  representatives  from any losses or damages of any kind relating to the deemed investment of the Participant's Account hereunder.

           Each  reference in this Section to a  Participant  shall be deemed to include, where applicable, a reference to a Beneficiary.

                                       8

      4.6  EXPENSES.   Expenses,   including  Trustee  fees,  allocable  to  the
administration  or  operation of an Account  maintained  under the Plan shall be paid by the Employer  unless,  in the  discretion of the Employer,  the Employer elects to charge such expenses, or any portion thereof,  against the appropriate
Participant's  Account or Participants'  Accounts. If an expense, or any portion thereof,  is charged against a Participant's  Account,  at the discretion of the
Employer,  such  expense,  or  portion  thereof,  either  (i)  will  reduce  the contribution  to the Trust under Section 3.3 next due to be made by the Employer in respect of the  Account,  or (ii) will be paid from the Trust to the Employer out of assets of the Trust corresponding to the Participant's Account hereunder.

      4.7 TAXES. Any taxes generated by earnings in an Account, as determined by the Employer,  shall be paid by the Employer  unless,  in the  discretion of the
Employer,  the  Employer  elects to charge such taxes  against  the  appropriate
Participant's  Account  or  Participants'  Accounts.  If a tax amount is charged against a Participant's Account, at the discretion of the Employer, such expense either (i) will reduce the  contribution to the Trust under Section 3.3 next due to be made by the Employer in respect of the Account,  or (ii) will be paid from the  Trust to the  Employer  out of assets  of the  Trust  corresponding  to the
Participant's Account.

                                    ARTICLE 5
                                    ---------

                             ENTITLEMENT TO BENEFITS
                             -----------------------

      5.1  FIXED  PAYMENT  DATES;  TERMINATION  OF  EMPLOYMENT.  On  his  or her
Participant  Enrollment  and  Election  Form, a  Participant  may select a fixed payment  date for the  payment or  commencement  of payment of his or her vested
Account, which will be valued and payable according to the provisions of Article
6. Such payment  dates may be extended to later dates so long as elections to so extend are made by the Participant prior to the then applicable fixed date. Such payment dates may not be accelerated.

           Alternatively,  on his or her  Participant  Enrollment  and  Election
Form, a Participant  may select payment or commencement of payment of his or her vested Account at his or her  termination of employment or Director  status with the  Employer,  or at  the  earlier  of a  fixed  payment  date  or  his  or her termination  of  employment or Director  status with the Employer.  In either of these cases,  the extension and  non-acceleration  rules  discussed  above shall apply to such fixed  payment date and/or  termination  of  employment  date,  as applicable.

           Any fixed  payment date elected by a  Participant  as provided  above must be no  earlier  than the  January 1 of the third  calendar  year  after the calendar year in which the election is made. If a Participant  does not select a payment  date  or  dates  as  aforesaid,  his or her  vested  account  shall  be distributed  or  commence  to be  distributed,  as provided in Article 6, at the termination of his or her employment or Director status with the Employer.

      5.2  HARDSHIP  DISTRIBUTIONS.  In the event of  financial  hardship of the
Participant,  as hereinafter  defined, the Participant may apply to the Employer for the  distribution  of all or any  part  of his or her  vested  Account.  The
Employer  shall  consider  the  circumstances  of each such  case,  and the best interests of the Participant and his or her family, and shall have the right, in its  sole  discretion,  if  applicable,  to  allow  such  distribution,  or,  if applicable,  to direct a  distribution  of part of the amount  requested,  or to refuse to allow any  distribution.  Upon a finding of  financial  hardship,  the
Employer shall make the appropriate distribution to the Participant from amounts held by the Employer in respect of the Participant's vested Account. In no event shall the aggregate amount of the  distribution  exceed either the full value of the Participant's  vested Account or the amount determined by the Employer to be necessary to alleviate the  Participant's  financial  hardship (which  financial hardship may be considered to include any taxes due because of the  distribution occurring because of this Section),  and which is not reasonably  available from other resources of the Participant.  For purposes of this Section,  the value of the  Participant's  vested  Account  shall be  determined  as of the date of the distribution.

                                       9

           "Financial  hardship"  means (a) a severe  financial  hardship to the
Participant  resulting from a sudden and  unexpected  illness or accident of the
Participant  or of a  dependent  (as  defined  in Code  section  152(a))  of the
Participant,  (b) loss of the  Participant's  property due to  casualty,  or (c)
other similar extraordinary and unforeseeable  circumstances arising as a result of events beyond the control of the Participant,  each as determined to exist by the  Employer.  A  distribution  may be made  under this  Section  only with the consent of the Employer.

      5.3 APPLICATION TO TRUSTEE. On the date or dates on which a Participant or
Beneficiary  is  entitled to payment  under  Section  5.1,  the  Participant  or
Beneficiary need not make  application for payment to the Employer,  but instead may make  application  for  payment  directly  to the  Trustee who shall pay the
Participant  or  Beneficiary  the  appropriate  amount  directly  from the Trust without the consent of the Employer. The Trustee shall report the amount of each such payment, and any withholding thereon, to the Employer.

      5.4  RE-EMPLOYMENT  OF  RECIPIENT,   ETC..  If  a  Participant   receiving
installment distributions pursuant to Section 6.2 is re-employed by the Employer
(or  becomes a member  of the  Employer's  Board of  Directors),  the  remaining distributions  due to the Participant  shall be suspended until such time as the
Participant (or his or her Beneficiary) once again becomes eligible for benefits under  Section  5.1 or 5.2,  at which  time such  distribution  shall  commence, subject to the limitations and conditions contained in this Plan.

                                    ARTICLE 6
                                    ---------

                            DISTRIBUTION OF BENEFITS
                            ------------------------

      6.1  AMOUNT.  A  Participant  (or  his or her  Beneficiary)  shall  become entitled to receive,  on or about the date or dates selected by the  Participant on his or her Participant  Enrollment and Election Form or, if none, on or about the date of the Participant's  termination of employment or Director status with the  Employer  (or  earlier as  provided  in Article  5), a  distribution  in an aggregate  amount equal to the  Participant's  vested  Account.  Any payment due hereunder  from the Trust  which is not paid by the Trust for any reason will be paid by the Employer from its general assets.

                                       10

      6.2  METHOD OF PAYMENT.

           (a)  Cash Or In-Kind Payments.  Payments under the Plan shall be made in cash or in-kind, as elected by the Participant,  as permitted by the Employer and the Trustee in their sole and absolute  discretion and subject to applicable restrictions  on  transfer  as  may  be  applicable  legally  or  contractually.
Notwithstanding  the  foregoing,  payments in respect of Stock Unit Plan credits that are deemed to be invested in common stock of the Employer, that are held in a  Participant's  Account,  will be paid in the form of  Employer  common  stock
(except as otherwise permitted by the Employer).

           (b)  Timing and Manner of Payment.  In the case of distributions to a
Participant or his or her  Beneficiary  by virtue of an entitlement  pursuant to
Sections 5.1, an aggregate amount equal to the Participant's vested Account will be paid by the Trust or the Employer,  as provided in Section 6.1, in a lump sum or in five (5) or ten (10) substantially equal annual installments (adjusted for gains and losses), as selected by the Participant as provided in Article 5.

           If a Participant fails to designate properly the manner of payment of the Participant's benefit under the Plan, such payment will be in a lump sum.

           If  the  whole  or  any  part  of a  payment  hereunder  is  to be in installments, the total to be so paid shall continue to be deemed to be invested pursuant to  Sections  4.1 and 4.5 under such  procedures  as the  Employer  may establish,  in which  case any  deemed  income,  gain,  loss or  expense  or tax allocable  thereto (as determined by the Trustee,  in its  discretion)  shall be reflected in the installment  payments,  in such equitable manner as the Trustee shall determine.

      6.3 DEATH BENEFITS.  If a Participant  dies before  terminating his or her employment or Director  status with the Employer and before the  commencement of payments to the  Participant  hereunder,  the entire value of the  Participant's
Account shall be paid, at the time(s) selected by the Participant  under Article
5 and in the manner provided in Section 6.2, to the person or persons designated in accordance with Section 7.1.

           Upon the death of a Participant  after payments  hereunder have begun but before he or she has  received  all  payments to which he or she is entitled under the Plan,  the remaining  benefit  payments shall be paid to the person or persons  designated in accordance  with Section 7.1, in the manner in which such benefits were payable to the Participant.

      6.4  WITHHOLDING.  All  distributions  under  the Plan are  subject  to any applicable tax withholding, as determined by the Employer in its discretion.

                                    ARTICLE 7
                                    ---------

                         BENEFICIARIES; PARTICIPANT DATA
                         -------------------------------

      7.1 DESIGNATION OF  BENEFICIARIES.  Each Participant from time to time may designate any person or persons (who may be named  contingently or successively)
to receive  such  benefits  as may be  payable  under the Plan upon or after the
Participant's  death,  and such  designation may be changed from time to time by the Participant by filing a new  designation.  Each  designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the
Employer,  and will be  effective  only when filed in writing  with the Employer during the Participant's lifetime.

                                       11

           In the absence of a valid Beneficiary designation, or if, at the time any  benefit  payment is due to a  Beneficiary,  there is no living  Beneficiary validly  named by the  Participant,  the  Employer  shall  pay any such  benefit payment to the  Participant's  spouse,  if then  living,  but  otherwise  to the
Participant's then living descendants, if any, per stirpes, but, if none, to the
Participant's  estate.  In  determining  the  existence  or  identity  of anyone entitled  to  a  benefit  payment,  the  Employer  may  rely  conclusively  upon information supplied by the Participant's personal  representative,  executor or administrator.

           If a  question  arises  as to the  existence  or  identity  of anyone entitled to receive a benefit payment as aforesaid,  or if a dispute arises with respect to any such payment, then,  notwithstanding the foregoing, the Employer, in its sole discretion,  may distribute such payment to the Participant's estate without liability for any tax or other  consequences which might flow therefrom, or may take such other action as the Employer deems to be appropriate.

      7.2  INFORMATION  TO  BE  FURNISHED  BY  PARTICIPANTS  AND  BENEFICIARIES;
INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES. Any communication,  statement or notice addressed to a Participant or to a Beneficiary at his or her last post office  address  as shown on the  Employer's  records  shall be  binding  on the
Participant or Beneficiary  for all purposes of the Plan. The Employer shall not be obliged to search for any Participant or Beneficiary  beyond the sending of a registered  letter to such last known  address.  If the  Employer  notifies  any
Participant  or  Beneficiary  that he or she is entitled to an amount  under the
Plan and the  Participant or Beneficiary  fails to claim such amount or make his or her location known to the Employer within three (3) years  thereafter,  then, except as otherwise  required by law, if the location of one or more of the next of kin of the  Participant  is known to the  Employer,  the  Employer may direct distribution  of such amount to any one or more or all of such next of kin,  and in such proportions as the Employer  determines.  If the location of none of the foregoing persons can be determined, the Employer shall have the right to direct that the amount  payable  shall be deemed to be a  forfeiture,  except  that the dollar amount of the  forfeiture,  unadjusted  for deemed gains or losses in the interim,  shall be paid by the Employer if a claim for the benefit  subsequently is made by the  Participant  or the  Beneficiary  to whom it was  payable.  If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat pursuant to applicable state law, the Employer shall not be liable to any person for any payment made in accordance with such law.

                                    ARTICLE 8
                                    ---------

                                 ADMINISTRATION
                                 --------------

      8.1 ADMINISTRATIVE  AUTHORITY.  Except as otherwise  specifically provided herein,  the Employer,  acting through its Board of Directors or the designee or designees thereof,  shall have the sole  responsibility for and the sole control of the operation and  administration  of the Plan,  and shall have the power and authority to take all action and to make all decisions and interpretations which may be necessary or  appropriate  in order to  administer  and operate the Plan, including, without limiting the generality of the foregoing, the power, duty and responsibility to:

                                       12

           (a)  Resolve  and determine  all disputes or questions  arising under the Plan,  and to remedy any  ambiguities,  inconsistencies  or omissions in the
Plan.

           (b)  Adopt  such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient  administration of the Plan and as are consistent with the Plan.

           (c)  Implement  the Plan in  accordance  with its terms and the rules and regulations adopted as above.

           (d)  Make  determinations  with  respect  to the  eligibility  of any
Eligible  Individual as a Participant  and make  determinations  concerning  the crediting of Plan Accounts.

           (e)  Appoint  any  persons  or  firms,  or  otherwise  act to  secure specialized  advice  or  assistance,  as it  deems  necessary  or  desirable  in connection with the  administration  and operation of the Plan, and the Employer shall be entitled to rely conclusively upon, and shall be fully protected in any action or  omission  taken by it in good  faith  reliance  upon,  the  advice or opinion  of such  firms or  persons.  The  Employer  shall  have the  power  and authority to delegate from time to time by written instrument all or any part of its duties,  powers or  responsibilities  under the Plan,  both  ministerial and discretionary,  as it deems appropriate,  to any person or committee, and in the same manner to revoke any such delegation of duties, powers or responsibilities.
Any action of such person or committee in the exercise of such delegated duties, powers or responsibilities shall have the same force and effect for all purposes hereunder  as if such  action  had been  taken  by the  Employer.  Further,  the
Employer  may  authorize  one or more  persons to  execute  any  certificate  or document on behalf of the  Employer,  in which event any person  notified by the
Employer of such authorization shall be entitled to accept and conclusively rely upon any such  certificate or document  executed by such person as  representing action by the Employer  until such  notified  person shall have been notified of the revocation of such authority.

      8.2 UNIFORMITY OF DISCRETIONARY  ACTS.  Whenever in the  administration or operation  of the Plan  discretionary  actions by the  Employer  are required or permitted,  such actions  shall be  consistently  and  uniformly  applied to all persons  similarly  situated,  and no such  action  shall be taken  which  shall discriminate in favor of any particular person or group of persons.

      8.3 LITIGATION.  Except as may be otherwise required by law, in any action or judicial  proceeding  affecting the Plan, no Participant or Beneficiary shall be entitled to any notice or service of process,  and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

      8.4  CLAIMS  PROCEDURE.  Any person  claiming a benefit  under the Plan (a
"Claimant") shall present the claim, in writing, to the Employer or the Trustee, and the  Employer  or the  Trustee  shall  respond in  writing.  If the claim is denied,  the written notice of denial shall state, in a manner  calculated to be understood by the Claimant:

                                       13

           (a)  The  specific  reason or reasons for the denial,  with  specific references to the Plan provisions on which the denial is based;

           (b)  A   description  of  any  additional   material  or  information
necessary for the Claimant to perfect his or her claim and an explanation of why such material or information is necessary; and

           (c)  An explanation of the Plan's claims review procedure.

           The written notice denying or granting the Claimant's  claim shall be provided  to the  Claimant  within  ninety  (90) days  after the  Employer's  or
Trustee's  receipt  of  the  claim,  unless  special  circumstances  require  an extension of time for  processing  the claim.  If such an extension is required, written notice of the extension shall be furnished by the Employer or Trustee to the  Claimant  within the  initial  ninety (90) day period and in no event shall such an  extension  exceed a period  of  ninety  (90)  days  from the end of the initial ninety (90) day period.  Any extension notice shall indicate the special circumstances  requiring  the  extension  and the date on which the  Employer or
Trustee  expects to render a decision  on the  claim.  Any claim not  granted or denied within the period noted above shall be deemed to have been denied.

           Any  Claimant  whose  claim is denied,  or deemed to have been denied under the preceding  sentence (or such  Claimant's  authorized  representative), may,  within  sixty  (60) days  after the  Claimant's  receipt  of notice of the denial,  or after the date of the deemed denial,  request a review of the denial by notice given, in writing, to the Employer or Trustee. Upon such a request for review,  the  claim  shall  be  reviewed  by the  Employer  or  Trustee  (or its designated  representative)  which may,  but shall not be required to, grant the
Claimant a  hearing.  In  connection  with the  review,  the  Claimant  may have representation,  may  examine  pertinent  documents,  and may submit  issues and comments in writing.

           The decision on review  normally shall be made within sixty (60) days of the Employer's  receipt of the request for review. If an extension of time is required  due to special  circumstances,  the  Claimant  shall be  notified,  in writing,  by the  Employer  or Trustee,  and the time limit for the  decision on review  shall be extended  to one hundred  twenty  (120) days.  The  decision on review  shall be in  writing  and  shall  state,  in a manner  calculated  to be understood  by the  Claimant,  the  specific  reasons for the decision and shall include  references  to the relevant  Plan  provisions  on which the decision is based.  The written decision on review shall be given to the Claimant within the sixty (60) day (or, if applicable,  the one hundred twenty (120) day) time limit discussed  above. If the decision on review is not  communicated to the Claimant within the sixty (60) day (or, if applicable,  the one hundred twenty (120) day)
period  discussed  above,  the claim  shall be deemed to have been  denied  upon review.  All  decisions on review shall be final and binding with respect to all concerned parties.

                                       14

                                    ARTICLE 9
                                    ---------

                                    AMENDMENT
                                    ---------

      9.1 RIGHT TO AMEND. The Employer, by written instrument executed by a duly authorized  representative  of the  Employer,  shall have the right to amend the
Plan,  at any time and with respect to any  provisions  hereof,  and all parties hereto or claiming  any  interest  hereunder  shall be bound by such  amendment;
provided,  however,  that no such  amendment  shall deprive a  Participant  or a
Beneficiary of a right accrued hereunder prior to the date of the amendment.

      9.2 AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN.  Notwithstanding
the  provisions  of Section  9.1, the Plan may be amended by the Employer at any time,  retroactively  if required in the  opinion of the  Employer,  in order to ensure that the Plan is characterized as "top-hat" plan as described under ERISA sections  201(2),  301(a)(3),  and  401(a)(1),  and to  conform  the Plan to the provisions and  requirements  of any  applicable  law  (including  ERISA and the
Code).  No such amendment  shall be considered  prejudicial to any interest of a
Participant or a Beneficiary hereunder.

                                   ARTICLE 10
                                   ----------

                                   TERMINATION
                                   -----------

      10.1 EMPLOYER'S RIGHT TO TERMINATE OR SUSPEND PLAN. The Employer  reserves the right to terminate the Plan and/or its obligation to make further credits to
Plan Accounts.  The Employer also reserves the right to suspend the operation of the Plan for a fixed or indeterminate period of time.

      10.2 AUTOMATIC TERMINATION OF PLAN. The Plan automatically shall terminate upon the dissolution of the Employer,  or upon its merger into or  consolidation with any other corporation or business organization if there is a failure by the surviving  corporation or business  organization to adopt specifically and agree to continue the Plan.

      10.3  SUSPENSION OF  DEFERRALS.  In the event of a suspension of the Plan, the Employer  shall  continue all aspects of the Plan,  other than  Compensation
Deferrals  and  Employer  Contribution   Credits,   during  the  period  of  the
suspension,  in which event  payments  hereunder will continue to be made during the period of the suspension in accordance with Articles 5 and 6.

                                       15

      10.4 ALLOCATION AND DISTRIBUTION. This Section shall become operative on a complete  termination  of the Plan.  The  provisions  of this Section also shall become  operative  in  the  event  of a  partial  termination  of the  Plan,  as determined  by the  Employer,  but only with respect to that portion of the Plan attributable to the Participants to whom the partial  termination is applicable.
Upon the effective date of any such event,  notwithstanding any other provisions of the Plan, no persons who were not theretofore  Participants shall be eligible to  become  Participants,  the value of the  interest  of all  Participants  and
Beneficiaries  shall be determined and, after deduction of estimated expenses in liquidating and, if applicable, paying Plan benefits, paid to them as soon as is practicable after such termination.

      10.5 SUCCESSOR TO EMPLOYER. Any corporation or other business organization which is a successor  to the  Employer by reason of a  consolidation,  merger or purchase of substantially all of the assets of the Employer shall have the right to become a party to the Plan by adopting the same by resolution of the entity's board of directors or other  appropriate  governing body. If, within ninety (90)
days from the effective  date of such  consolidation,  merger or sale of assets, such new entity  does not become a party  hereto,  as above  provided,  the Plan automatically  shall be  terminated,  and the  provisions  of Section 10.4 shall become operative.

                                   ARTICLE 11
                                   ----------

                                    THE TRUST
                                    ---------

      11.1  ESTABLISHMENT  OF TRUST. The Employer shall establish the Trust with the Trustee  pursuant to such terms and conditions as are set forth in the Trust agreement to be entered into between the Employer and the Trustee.  The Trust is intended to be treated as a "grantor" trust under the Code and the establishment of the Trust is not intended to cause the  Participant to realize current income on amounts contributed thereto, and the Trust shall be so interpreted.

                                   ARTICLE 12
                                   ----------

                                  MISCELLANEOUS
                                  -------------

      12.1  LIMITATIONS ON LIABILITY OF EMPLOYER.  Neither the  establishment of the Plan nor any modification thereof, nor the creation of any account under the
Plan,  nor the  payment of any  benefits  under the Plan shall be  construed  as giving to any  Participant or other person any legal or equitable  right against the Employer, or any officer or employer thereof except as provided by law or by any Plan provision. The Employer does not in any way guarantee any Participant's
Account from loss or depreciation, whether caused by poor investment performance of a deemed  investment or the inability to realize upon an investment due to an insolvency  affecting an  investment  vehicle or any other  reason.  In no event shall the Employer, or any successor, employee, officer, director or stockholder of the  Employer,  be liable to any person on  account  of any claim  arising by reason  of the  provisions  of the  Plan  or of any  instrument  or  instruments implementing its provisions, or for the failure of any Participant,  Beneficiary or other person to be entitled to any particular tax  consequences  with respect to the Plan, or any credit or distribution hereunder.

                                       16

      12.2  CONSTRUCTION.  If any provision of the Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan,  but shall be fully  severable,  and the Plan shall be  construed  and enforced as if said illegal or invalid provision had never been inserted herein.
For all  purposes of the Plan,  where the context  admits,  the  singular  shall include the plural,  and the plural  shall  include  the  singular.  Headings of
Articles and Sections  herein are inserted only for convenience of reference and are not to be considered in the  construction of the Plan. The laws of the State of Maryland  shall  govern,  control and  determine all questions of law arising with respect to the Plan and the  interpretation  and validity of its respective provisions,  except  where  those laws are  preempted  by the laws of the United
States.  Participation under the Plan will not give any Participant the right to be retained in the service of the Employer nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued hereunder.

           The Plan is intended to be and at all times shall be interpreted  and administered so as to qualify as a top-hat plan (as aforesaid), and no provision of the Plan shall be  interpreted  so as to give any individual any right in any assets of the  Employer  which  right is  greater  than the  rights of a general unsecured creditor of the Employer.

      12.3  SPENDTHRIFT  PROVISION.  No amount  payable  to a  Participant  or a
Beneficiary  under the Plan will, except as otherwise  specifically  provided by
law,  be  subject  in  any  manner  to  anticipation,   alienation,  attachment,
garnishment,  sale,  transfer,  assignment  (either at law or in equity),  levy, execution, pledge, encumbrance,  charge or any other legal or equitable process, and any  attempt  to do so will be void;  nor will any  benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto.  Further, (i) the withholding of taxes from Plan benefit  payments,  (ii) the recovery under the Plan of overpayments of benefits previously  made to a  Participant  or  Beneficiary,  (iii) if  applicable,  the transfer  of benefit  rights from the Plan to another  plan,  or (iv) the direct deposit of benefit  payments  to an  account  in a banking  institution  (if not actually part of an arrangement  constituting an assignment or alienation) shall not be construed as an assignment or alienation.

           In  the  event  that  any  Participant's  or  Beneficiary's  benefits hereunder  are  garnished  or  attached by order of any court,  the  Employer or
Trustee may bring an action or a  declaratory  judgment in a court of  competent jurisdiction to determine the proper  recipient of the benefits to be paid under the Plan.  During the pendency of said action,  any benefits that become payable shall be held as credits to the  Participant's or  Beneficiary's  Account or, if
the Employer or Trustee prefers,  paid into the court as they become payable, to be  distributed  by the court to the  recipient as the court deems proper at the close of said action.

      IN WITNESS WHEREOF, the Employer has caused this Amendment and Restatement of the Plan to be executed  and its seal to be affixed  hereto,  effective as of the 1st day of March, 1998.

ATTEST/WITNESS                                THE RYLAND GROUP, INC.

   /S/ Kelly Elinsky                          By:    /S/ Edward W. Gold   (SEAL)
----------------------------------                ------------------------------

Print: Kelly Elinsky                          Print Name: Edward W. Gold

                                              Date:  April 13, 1999

                                       17